Business combinations	12 Months Ended
Dec. 31, 2025
Business Acquisitions [Abstract]
Business combinations	Business combinations
Accounting policies
Business combinations are accounted for using the acquisition method. We measure goodwill at the acquisition date as the fair value of the consideration transferred less the fair value of the identifiable assets acquired and liabilities assumed.
We attained sole control of Cariboo Pulp (“CPL”) during Q1-24 in relation to an agreement (“the CPL agreement”) with Mercer International Inc. (“Mercer”) to dissolve our 50/50 joint venture in Cariboo Pulp (“CPL JV”).
CPL produces northern bleached softwood kraft (“NBSK”) pulp, related by-products, and energy. Prior to the CPL agreement, we accounted for the CPL JV under IFRS Accounting Standards by recognizing our share of the assets, liabilities, revenues, and expenses related to this joint operation.
Prior to the CPL agreement, the CPL JV was a joint operation under IFRS Accounting Standards that met the definition of a business. Accordingly, we applied the requirements for a business combination achieved in stages in accordance with IFRS 3, Business Combinations.
This required us to first remeasure the carrying value of our existing 50% interest in the CPL JV to fair value and then recognize an additional 50% interest in CPL at fair value in accordance with the requirements of IFRS 3.
During the year ended December 31, 2024, we recognized a net gain of $1 million on the business combination as the estimated fair value of 100% of CPL’s identifiable assets and liabilities exceeded the carrying value of our 50% interest in the CPL JV prior to the CPL agreement (note 18).